                                  EXHIBIT 10(n)

                       FIRST AMENDMENT TO CREDIT AGREEMENT


      FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of
January 30, 1994, among SUNAMERICA INC., a Maryland corporation
("SunAmerica"), and SUNAMERICA FINANCIAL, INC., a Georgia corporation (together with SunAmerica, the "Borrowers"), the banks listed on the signature pages hereof (the "Lenders") and CITIBANK, N.A., as agent (the "Agent") for the Lenders.

      WHEREAS, the parties hereto are parties to the Credit Agreement, dated as of February 1, 1993, originally providing for a $60,000,000 revolving credit facility (the "Credit Agreement"; capitalized terms used herein without definition shall have the meanings specified in the Credit Agreement);

      WHEREAS, on August 31, 1993, SunAmerica Corporation, a
Borrower under the Credit Agreement, merged into SunAmerica; and

      WHEREAS, the parties hereto desire to amend the Credit
Agreement as described below.

      NOW, THEREFORE, the parties hereto agree was follows:

      1.   AMENDMENT.  On the effective date hereof, the Credit
Agreement shall be amended as follows:

           (a)  SECTION 1.01.

                (i)     The definition of "Commitment", "Level I
Status", "Level II Status" and "Level III Status" contained in
Section 1.01 of the Credit Agreement are amended and restated in their entirety to read as follows:

                        "COMMITMENT" means the amount set forth
opposite each Lender's name on Schedule 1 hereto (or in an Assignment and Acceptance entered into by it) as its Commitment (which shall be $160,000,000 in the aggregate for all Lenders as of January 30, 1994), as such amount may be adjusted from time to time to give effect to Money Market Reductions pursuant to Section
2.01 or reduced from time to time pursuant to Section 2.10.

                        "LEVEL I STATUS" means that, at 8:30 a.m., New York City time, at any date of determination, SunAmerica's senior unsecured long term debt is rated "AA-" or better by Standard & Poor's and "A2" or better by Moody's.

                        "LEVEL II STATUS" means that, at 8:30 a.m., New York City time, at any date of determination, SunAmerica's senior unsecured long term debt is rated "A" or better by Standard

& Poor's and "Baa1" or better by Moody's, but Level I Status does not exist.

                        "LEVEL III STATUS" means that, at 8:30 a.m., New York City time, at any date of determination, SunAmerica's senior long term debt is rated "A-" or better by Standard & Poor's and "Baa2" or better by Moody's, but neither Level I Status nor Level II Status exists.

                (ii)    Section 1.01 of the Credit Agreement is
amended by inserting in alphabetical order the definition of "Level IV Status" to read in its entirety as follows:

                        "LEVEL IV STATUS" means that, at 8:30 a.m., New York City time, at any date of determination, SunAmerica's senior unsecured long term debt is rated "BBB+" or below by Standard & Poor's or "Baa3" or below by Moody's or is not rated as of such date by Standard & Poor's or Moody's.

                (iii)   The definition of "Other Agreement"
contained in Section 1.01 of the Credit Agreement is amended by inserting at the end thereof the following: ", as amended
January 30, 1994, and as the same day be further amended from time to time".

                (iv)    The definition of "Termination Date"
contained in Section 1.01 of the Credit Agreement is amended by replacing the phrase "January 30, 1994" with the phrase
"January 28, 1995".

           (b)  SECTION 2.02.   Clause (d) of Section 2.02 of the
Credit Agreement is amended by replacing the words "or Level III
Status" with the words ", Level III Status or Level IV Status".

           (c)  SECTION 2.07.

                (i) Section 2.07(b) of the Credit Agreement is amended by replacing the second paragraph thereof with the following:

                        "CD Margin" means (i) 0.425% for any day on which Level I Status exists, (ii) 0.525% for any day on which Level II Status or Level III Status exists and (iii) 0.625% for any day on which Level IV Status exists.

                (ii) Section 2.07(c) of the Credit Agreement is amended by replacing the second paragraph of subsection (i) thereof with the following:


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


                        "Eurodollar Margin" means (1) 0.30% for any day on which Level I Status exists, (2) 0.40% for any day on which Level II Status or Level III Status exists, and (3) 0.50% for any day on which Level IV Status exists.

                (iii) Section 2.07(e) of the Credit Agreement is amended by (A) replacing the phrase "'Level I Status', 'Level II Status' or 'Level III Status'" where it appears in the last sentence thereof with the phrase "'Level I Status', 'Level II Status', 'Level III Status' or 'Level IV Status'", and (B) replacing the phrase "'Level I Status', 'Level II Status', 'Level III Status'" where it appears in the last sentence thereof with the phrase "'Level I Status', 'Level II Status', 'Level III Status' and 'Level IV Status'".

           (d)  SECTION 2.08.

                (i) Section 2.08(a) of the Credit Agreement is amended by replacing the first sentence thereof with the following: "The Borrowers shall pay to the Agent for the account of the Lenders ratably in proportion to their respective Commitments a commitment fee at the following rates per annum:
(i) 0.025% for any day on which Level I Status or Level II Status exists, (ii) 0.0625% for any day on which Level II Status exists and (iii) 0.10% for any day on which Level IV Status exists."

                (ii) Section 2.08(b) of the Credit Agreement is amended by replacing the first sentence thereof with the following: "The Borrowers shall pay to the Agent for the account of the Lenders ratably a facility fee at the following rates per annum: (i) 0.075% for any day on which Level I Status exists,
(ii) 0.10% for any day on which Level II Status exists, (iii) 0.125% for any day on which Level III Status exists and (iv) 0.175% for any day on which level IV Status exists."

           (e)  SECTION 5.06.

                (i) Section 5.06(a) of the Credit Agreement is amended (A) by replacing the phrase "and 1991" where it appears in the first sentence of subsection (i) thereof with the phrase ", 1991 and 1992", and (B) inserting at the end of subsection (ii) thereof the following: "As of September 30, 1993, the Risk-Based Capital Ratio of Anchor and Sun Life were, respectively, 188% and 232%, and as of the effective date of the First Amendment to Credit Agreement dated as of January 30, 1994 there has been no material reduction in the Risk-Based Capital Ratio of Anchor or Sun Life."

                (ii) Section 5.06(b) of the Credit Agreement is amended by (A) inserting after the words "(the 'Information Memorandum')," in the first sentence of subsection (ii) thereof the following: "and the projected financial statements of SunAmerica and its Subsidiaries for the fiscal year ending September 30, 1994 set forth in the materials titled 'SunAmerica Inc. Bank Meeting, dated November 18, 1993' prepared for use in connection with the First Amendment to Credit Agreement dated as of January 30, 1994 (the "Bank Presentation Materials")", (B) inserting after the words "Effective Date" in the second sentence of subsection (ii) thereof the following: ", in the case of the projections contained in the Information Memorandum, and as of the effective date of the First Amendment to Credit Agreement dated as of January 30, 1994, in the case of the projections contained in the Bank Presentation Materials,".

           (f) SIGNATURE PAGES. The signature pages of the Credit Agreement are amended by deleting the references to each Lender's
Commitment.

           (g) SCHEDULE 1. A new Schedule 1 is hereby added to the Credit Agreement to read in its entirety as set forth in Exhibit A hereto.

           (h) EXHIBITS B, C, D, E, F AND H. Exhibits B, C, D, E, F and H to the Credit Agreement are each amended by (i) replacing the word "$60,000,000" in the first paragraph of each such exhibit with the word "$160,000,000", and (ii) inserting before the words "the 'Credit Agreement'" in the first parenthetical of the first paragraph of each such exhibit the following: "as amended by the First Amendment to Credit Agreement, dated as of January 30, 1994, and as the same may be further amended from time to time,".
Exhibit B is further amended by inserting after the words "[III]" in clause (iv) of the first paragraph thereof the following:
"[IV]".

      2. CONDITIONS PRECEDENT TO EFFECTIVENESS. This First Amendment to Credit Agreement shall become effective on January 30, 1994, PROVIDED that as of such date this First Amendment to Credit Agreement has been executed and delivered by each of the parties hereto and the following conditions precedent shall have been satisfied (or waived in accordance with Section
11.01 of the Credit Agreement):

           (a) receipt by the Agent of counterparts hereof signed by each of the parties hereto (or, in the case of any Lender as to which an executed counterpart shall not have been received, receipt by the Agent in form satisfactory to it of telegraphic,


                                        4
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telex or other written confirmation from such Lender of execution of a counterpart hereof by such Lender);

           (b) receipt by the Agent of an opinion of Susan L. Harris, the Secretary and Associate General Counsel of SunAmerica, dated January 30, 1994, covering such matters relating to the transactions contemplated hereby as the Agent may reasonably request;

           (c) receipt by the Agent of a certificate of a Responsible Officer of each Borrower, dated as of January 30, 1994, to the effect that (i) the representations and warranties of such Borrower contained in Article V of the Credit Agreement (as amended by this First Amendment to Credit Agreement) are true and correct in all material respects on the date of such certificate with the same effect as though made on and as of the date of such certificate except to the extent they expressly relate to a prior date and (ii) no Default exists or results from the execution and delivery by such Borrower of this First Amendment to Credit Agreement; and

           (d) receipt by the Agent of all documents reasonably requested by the Agent relating to the existence and good standing of the Borrowers, the corporate authority for and validity of the Credit Agreement as amended by this First Amendment to Credit Agreement, and any other matters relevant hereto, all in form and substance satisfactory to the Agent and the Agent's counsel.

      3. REPRESENTATIONS AND WARRANTIES. Each of the Borrowers jointly and severally represents and warrants to the Agent and each of the Lenders that: (i) the representations and warranties of the Borrowers contained in Article V of the Credit Agreement (as amended by this First Amendment to Credit Agreement) are true and correct in all material respects on the date hereof with the same effect as though made on and as of the date hereof except to the extent they expressly relate to a prior date and (ii) no Default exists or results from the execution and delivery by the Borrowers of this First Amendment to Credit Agreement.

      4. FULL FORCE AND EFFECT. All of the terms and provisions of the Credit Agreement, as amended hereby, are and shall continue to be in full force and effect and the Agent and the Lenders shall be entitled to all the benefits thereof.

      5. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.


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      6.   EXECUTION IN COUNTERPARTS.  This Agreement may be
executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

      IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Credit Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

SUNAMERICA INC.

By:   JAMES R. BELARDI
      ------------------------
      James R. Belardi
      Senior Vice President and Treasurer

SUNAMERICA FINANCIAL, INC.

By:   JAMES R. BELARDI
      ------------------------
      James R. Belardi
      Authorized Agent

CITIBANK, N.A., in its capacity as Agent and Lender

By:   KELLEY T. HEBERT
      ------------------------
      Kelley T. Hebert
      Vice President


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


LENDERS

BANK OF AMERICA NATIONAL TRUST & SAVINGS ASSOCIATION

By:   DENNIS V. ARRIOLA
      ------------------------
      Dennis V. Arriola
      Vice President

CHEMICAL BANK

By:   BRIAN J. TURRENTINE
      ------------------------
      Brian J. Turrentine
      Vice President

FIRST INTERSTATE BANK OF CALIFORNIA

By:   ROBERT C. MEYER
      ------------------------
      Robert C. Meyer
      Vice President

By:   MARGOT ANDERSON
      ------------------------
      Margot Anderson
      Vice President

THE FIRST NATIONAL BANK OF CHICAGO

By:   MARCIA SAPER
      ------------------------
      Marcia Saper
      Vice President

THE INDUSTRIAL BANK OF JAPAN, LIMITED

By:   SHU TAMARU
      ------------------------
      Shu Tamaru
      Joint General Manager

THE CHASE MANHATTAN BANK, N.A.

By:   DANA L. RAGIEL
      ------------------------
      Dana L. Ragiel
      Vice President


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THE BANK OF NEW YORK

By:   STRATTON R. HEATH
      ------------------------
      Stratton R. Heath
      Vice President

MORGAN GUARANTY TRUST COMPANY OF NEW YORK

By:   JOSEPH T. WILSON, JR.
      ------------------------
      Joseph T. Wilson, Jr.
      Vice President

WESTDEUTSCHE LANDESBANK GIROZENTRALE
New York and Cayman Islands Branches

By:   ELIE B. KHOURY
      ------------------------
      Elie B. Khoury
      Vice President

By:   MATTHEW F. TALLO
      ------------------------
      Matthew F. Tallo
      Associate


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                                    EXHIBIT A
                                       TO
                               FIRST AMENDMENT TO
                                CREDIT AGREEMENT

                         SCHEDULE 1 TO CREDIT AGREEMENT



NAME OF LENDER                                        COMMITMENT

CITIBANK, N.A.                                        $17,120,000

BANK OF AMERICA NATIONAL TRUST
  & SAVINGS ASSOCIATION                               $17,120,000

CHEMICAL BANK                                         $17,120,000

FIRST INTERSTATE BANK OF CALIFORNIA                   $17,120,000

THE FIRST NATIONAL BANK OF CALIFORNIA                 $17,120,000

THE INDUSTRIAL BANK OF JAPAN, LIMITED                 $17,120,000

THE CHASE MANHATTAN BANK, N.A.                        $17,120,000

THE BANK OF NEW YORK                                  $17,120,000

MORGAN GUARANTY TRUST COMPANY
  OF NEW YORK                                         $11,520,000

WESTDEUTSCHE LANDESBANK GIROZENTRALE
  NEW YORK AND CAYMAN ISLANDS BRANCHES                $11,520,000

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